                                                                    EXHIBIT 4.16

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of this 2nd day of May, 2000, by and between THE CIT GROUP/BUSINESS CREDIT, INC. a New York corporation (hereinafter "CITBC"), in its individual capacity and as Agent for the Lenders hereinafter named (hereinafter the "AGENT"), Foothill Capital Corporation, a California corporation ("FCC"), GMAC Business Credit, LLC, a Michigan limited liability company ("GMAC"), and any other party hereafter becoming a Lender pursuant to Section 13, Paragraph 9 of the Agreement (as hereinafter defined), each individually sometimes referred to as a "LENDER" and collectively the "LENDERS"), and UTI Drilling, L.P., a Texas limited partnership ("UTI"), Norton Drilling, L.P., a Delaware limited partnership, as successor in interest by conversion to Norton Drilling Company, a Delaware corporation ("NDLP"), Universal Well Services, Inc., a Delaware corporation ("UWSI"), UTI Management Services, L.P., a Texas limited partnership ("UTIMS"), and Suits Drilling Company, an Oklahoma corporation ("SDC"), (UTI, NDLP, UWSI, UTIMS and SDC, together with any additional entities which may become a Company under the Agreement from time to time, being referred to herein individually, as a "COMPANY", and collectively, as the "COMPANIES"), and UTI Drilling Canada, Inc., a Delaware corporation ("UTI CANADA").

                                    RECITALS

         A. WHEREAS, pursuant to the terms and subject to the conditions of that certain Loan Agreement and Security Agreement dated as of November 22, 1999 between the parties hereto (such Loan and Security Agreement, as the same is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the "Agreement"), the Companies were granted a $65,000,000 revolving line of credit which included a letter of credit facility;

         B. WHEREAS, the indebtedness of the Companies to the Lenders is currently evidenced by that certain Revolving Loan Promissory Note dated November 22, 1999 (the "Initial Revolving Note"), executed by the Companies and payable to CITBC as Agent for the benefit of the Lenders;

         C. WHEREAS, payment of the Obligations of the Companies was supported by the guaranties of UTI Energy Corp., a Delaware corporation (the "PARENT"), UTICO, Inc., a Delaware corporation ("HOLDING"), UTICO Hard Rock Boring, Inc., a Delaware corporation ("UHRB"), International Petroleum Services Company, a Pennsylvania corporation ("IPSCO"), Norton Drilling Services, Inc., a Delaware corporation ("NDS"), and Norton Drilling Company Mexico, Inc., a Delaware corporation ("NDM") (Parent, Holding, UHRB, IPSCO, NDS and NDM are referred to herein, individually, as a "GUARANTOR", and collectively, as the "GUARANTORS");

         D. WHEREAS, to secure, in part, the indebtedness under the Agreement and the Revolving Note (and all renewals, extensions, modifications and/or rearrangements thereof and in connection therewith) and all other indebtedness, liabilities and obligations of the Companies to the Agent for the benefit of the Lenders, then existing or thereafter arising, (i) the Companies have heretofore executed in favor of the Agent certain Loan Documents (as defined in the Agreement), including, without limitation, the Guaranty, (as defined in the Agreement), which Loan Documents (as defined in the Agreement) shall continue as amended in connection herewith in full force and effect upon the execution of this Amendment, all of the Loan Documents to continue to secure the



First Amendment to Loan & Security Agreement-Page 1 payment by the Companies of the Obligations (as defined in the Agreement) all as more fully set forth therein and herein;

         E. WHEREAS, the Companies have requested a waiver of certain Events of Default under the Agreement;

         F. WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                             AMENDMENTS TO AGREEMENT

         Effective as of the respective date herein indicated, the Agreement is hereby amended as follows:

         2.01 AMENDMENT AND REPLACEMENT OF NORTON DRILLING COMPANY AND THE DEFINITION NDC. Effective as of the date of execution of this Amendment, (i) the reference to "Norton Drilling Company, a Delaware corporation ("NDC")" in the preamble to the Agreement is hereby deleted and replaced with "Norton Drilling, L.P., a Delaware limited partnership, successor in interest by conversion to Norton Drilling Company, a Delaware corporation ("NDLP")", and (ii) all references to the term "NDC" in the Agreement shall be deleted and replaced with the term "NDLP".

         2.02 AMENDMENT OF DEFINITION OF "GUARANTOR" AND "GUARANTORS". Effective as of the date of execution of this Amendment, the references to "Guarantor" and "Guarantors" in the preamble to the Agreement shall be amended to include UTI Canada.

         2.03 AMENDMENT AND RESTATEMENT OF EXHIBIT A TO THE AGREEMENT. Effective as of the date of execution of this Amendment, Exhibit A to the Agreement is amended and restated in its entirety as set forth on Exhibit A attached hereto.




First Amendment to Loan & Security Agreement-Page 2

                                   ARTICLE III
          ASSUMPTION OF OBLIGATIONS AND RATIFICATION AND GRANT OF LIENS

         3.01 ASSUMPTION OF OBLIGATIONS. Effective December 31, 1999, NDC converted from a Delaware corporation to a Delaware limited partnership and changed its name to Norton Drilling, L.P. (collectively, the "Conversion"). NDLP hereby acknowledges and agrees that as result of the Conversion, by operation of law, NDLP is liable for all Obligations of NDC, and NDLP hereby assumes all Obligations of NDC as of December 31, 1999 and all Obligations incurred thereafter (including, without limitation, the indebtedness and obligations under the Initial Revolving Note, the Agreement and the other Loan Documents).

         3.02 RATIFICATION AND GRANT OF LIEN. NDLP hereby acknowledges and agrees that as a result of the Conversion, by operation of law, NDLP became the owner of all the assets of NDC as of December 31, 1999. NDLP also acknowledges and agrees that such assets were pledged by NDC as Collateral under the Agreement and that after the Conversion, by operation of law, such assets remained Collateral under the Agreement and subject to the lien granted thereunder to Agent on behalf of the Lenders. NDLP hereby grants to Agent for the benefit of the Lenders a security interest in all Collateral now or hereafter owned by NDLP pursuant to the terms and provisions of Section 6 of the Agreement and acknowledges and agrees that the security interest granted hereunder in any assets previously owned by NDC is a renewal and continuation of the security interest in such assets previously granted by NDC under the Agreement.

         3.03 ASSUMPTION OF OBLIGATIONS AND DUTIES UNDER THE AGREEMENT. NDLP hereby (a) reaffirms all representations and warranties made by NDC under the Agreement and the other Loan Documents to which NDC was a party, (b) assumes all covenants, obligations and duties of NDC under the Agreement and the other Loan Documents to which NDC was a party, and (c) agrees to be bound by the terms and provisions of the Agreement as a Company and Obligor thereunder and to be bound by the terms and provisions of the other Loan Documents to which NDC was a party to the same extent and with the same force and effect as if NDLP had been named as NDC in each of the Loan Documents.

         3.04 ASSUMPTION OF OBLIGATIONS AND GRANT OF LIEN BY UTI CANADA. Effective as of the date of this Amendment, UTI Canada agrees (i) to be a Guarantor and Obligor under the Agreement and a Guarantor under that certain Guaranty Agreement dated November 22, 1999 executed by the Guarantors for the benefit of CITBC and the other Lenders (the "Guaranty Agreement"), (ii) to be bound by the terms and provisions of the Agreement as a Guarantor and Obligor thereunder and to be bound by the terms of the Guaranty Agreement as a Guarantor thereunder to the same extent and with the same force and effect as if UTI Canada had been originally named as a party in each of such documents, (iii) to assume all covenants, agreements and duties as a Guarantor and Obligor under the Agreement and as a Guarantor under the Guaranty Agreement. UTI Canada also hereby grants to Agent for the benefit of the Lenders a security interest in all Collateral now or hereafter owned by UTI Canada pursuant to the terms of Section 6 of the Agreement.




First Amendment to Loan & Security Agreement-Page 3

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to CITBC, unless specifically waived in writing by CITBC:

                  (a) CITBC shall have received each of the following, each in form and substance satisfactory to CITBC, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than CITBC:

                           (i) This Amendment, duly executed by Companies and the Consent, Ratification and Release is executed by the Guarantors;

                           (ii) A Revolving Loan Promissory Note in the stated principal amount of $65,000,000 in amendment, substitution and replacement of the Initial Revolving Note duly signed by the Companies; and

                           (iii) certified copies of the resolutions of the Board of Directors of each of the Companies and the Guarantors authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed by any of the Companies or the Guarantors in connection therewith, along with a certificate of incumbency certified by the secretary of each of the Companies and the Guarantors with specimen signatures of the officers of the Companies and the Guarantors who are authorized to sign such documents, all in form and substance satisfactory to the Agent; and

                           (iv) Pledge Agreement signed by UTI Drilling Canada, Inc., a Delaware corporation ("UTI Canada"), granting to the Agent on behalf of the Lenders (1) a collateral assignment of the promissory note payable by Phelps Drilling Co. ("PDC") to UTI Canada in the stated principal amount of $30,000,000 (the "Intercompany Note"), and the liens securing the Intercompany Note, and (2) pledging 66% of its ownership interest in PDC. The Intercompany Note evidences a loan which is to be used by PDC to acquire all of the drilling assets of Phelps Drilling International, Ltd., 584022 Alberta Ltd. and 700392 Alberta Ltd. (collectively, the "Acquisitions"). Agent must also receive the original of the Intercompany Note duly endorsed to the Agent; and

                           (v) Pledge Amendment duly signed NDS pledging all of its ownership interest in NDLP; and

                           (vi) Pledge Amendment duly signed UTI pledging all of its ownership interest in UTI Canada; and

                           (vii) Pledge Agreement duly signed Norton GP, L.L.C. pledging all of its ownership interest in NDLP; and




First Amendment to Loan & Security Agreement-Page 4

                           (viii) Opinion from Fullbright & Jaworski, L.L.P. opining that the execution, delivery and performance of the Acquisition Agreements does not violate or result in a breach of or default under the Agreement or any other material agreements to which any of the Obligors is a party; and

                           (ix) Opinion from Borrower's Canadian counsel opining that (1) PDC has the power and authority to execute, deliver and perform the Intercompany Note and the related security agreement and other documents (collectively, the "PDC Loan Documents"), (2) the PDC Loan Documents have been authorized by all necessary corporate action, and (3) the PDC Loan Documents are valid, legal and binding obligations of PDC and are enforceable against PDC, such opinion to be delivered to CITBC within 10 business days from the date of this Amendment; and

                           (x) Copy of the executed asset purchase agreements which evidence the Acquisitions (collectively, the "Acquisition Agreements"); and

                           (xi) All other documents CITBC may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

                  (b) The representations and warranties contained herein and in the Agreement and the other documents executed in connection with the Agreement (herein referred to as "Loan Documents"), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

                  (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by CITBC.

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to CITBC.


                                    ARTICLE V
           LIMITED CONSENT AND WAIVER AND RELEASE OF PLEDGE AGREEMENTS


         5.01 LIMITED CONSENT TO AND WAIVER REGARDING CHANGE OF NAME AND CONVERSION. The Companies have informed Agent and the other Lenders that the Companies are in default under the Agreement (a) for failure to timely notify the Agent and the other Lenders of the Conversion and for failure to deliver to Agent prior to the Conversion any documents, agreements or financing statements to confirm the continuation and perfection of all of Lenders' security interests, as required by Section 7, Subparagraph 10(E) of the Agreement, and
(b) for failure to timely notify the Agent of such Defaults and Events of Default as required under the Agreement. Pursuant to the request of the Companies, the Agent and the other Lenders hereby waive any such Defaults or Events of Default described in the preceding sentence, such waiver being subject to the satisfaction of the conditions precedent in Article IV of this Amendment and to the other terms, conditions and provisions of this



First Amendment to Loan & Security Agreement-Page 5

Amendment. There are no other waivers granted by Lender relating to the Agreement except the waiver specifically set forth in this Section 5.01 and the above waiver is effective only in the specific instances and for the purposes for which given.

         5.02 NO OTHER WAIVERS. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by CITBC of any covenant or provision of the Agreement, the other Loan Documents, this Amendment or any other contract or instrument between Companies and CITBC, and the failure of CITBC at any time or times hereafter to require strict performance by Companies of any provision thereof shall not waive, affect or diminish any right of CITBC to thereafter demand strict compliance therewith. CITBC hereby reserves all rights granted under the Agreement, the other Loan Documents, this Amendment, and any other contract or instrument between Companies and CITBC.


                                   ARTICLE VI
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         6.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Companies and CITBC agree that the Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         6.02 REPRESENTATIONS AND WARRANTIES. Companies hereby represent and warrant to CITBC that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Companies and will not violate the Articles of Incorporation or Bylaws of Companies; (b) each Company's Boards of Directors have authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by CITBC; (e) Companies are in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby; and (f) Companies have not amended their Articles of Incorporation or their Bylaws, or agreement of limited partnership, as applicable, since the date of the Agreement.


                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         7.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Agreement or any other Loan Document, including, without limitation, any document



First Amendment to Loan & Security Agreement-Page 6 furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by CITBC or any closing shall affect the representations and warranties or the right of CITBC to rely upon them.

         7.02 REFERENCE TO AGREEMENT. Each of the Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

         7.03 EXPENSES OF CITBC. As provided in the Agreement, Companies agree to pay on demand all costs and expenses incurred by CITBC in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of CITBC's legal counsel, and all costs and expenses incurred by CITBC in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of CITBC's legal counsel.

         7.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         7.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of CITBC and Companies and their respective successors and assigns, except that Companies may not assign or transfer any of their rights or obligations hereunder without the prior written consent of CITBC.

         7.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         7.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by CITBC to or for any breach of or deviation from any covenant or condition by Companies shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         7.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         7.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         7.10 FINAL AGREEMENT. THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT



First Amendment to Loan & Security Agreement-Page 7

IS EXECUTED. THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANIES AND CITBC.

         7.11 RELEASE. COMPANIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM CITBC. COMPANIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE CITBC, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH COMPANIES MAY NOW OR HEREAFTER HAVE AGAINST CITBC, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.


              [The Remainder of this Page Intentionally Left Blank]




First Amendment to Loan & Security Agreement-Page 8

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                          COMPANIES:

                          UTI DRILLING, L.P.

                          By: Utico Hard Rock Boring, Inc., its sole general partner

                                      By:
                                         ---------------------------------------
                                      Name:      John E. Vollmer, III
                                      Title:     Vice President

                          UTI MANAGEMENT SERVICES, L.P.

                          By: Utico Hard Rock Boring, Inc., its sole general partner

                                      By:
                                         ---------------------------------------
                                      Name:      John E. Vollmer, III
                                      Title:     Vice President


                          NORTON DRILLING, L.P., as successor in
                          interest (by conversion) to Norton Drilling
                          Company

                          By: Norton GP, L.L.C., as sole General Partner,

                              By:  Norton Drilling Services, Inc., its sole
                                   member

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                          --------------------------------------

                          UNIVERSAL WELL SERVICES, INC.

                                      By:
                                         ---------------------------------------
                                      Name:      John E. Vollmer, III
                                      Title:     Vice President




First Amendment to Loan & Security Agreement

                          SUITS DRILLING COMPANY

                                      By:
                                         ---------------------------------------
                                      Name:      John E. Vollmer, III
                                      Title:     Vice President



                          UTI CANADA:

                          UTI DRILLING CANADA, INC.

                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------


                          LENDERS:

                          THE CIT GROUP/BUSINESS CREDIT,INC.
                          as Agent and Lender

                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------


                          GMAC BUSINESS CREDIT, LLC
                          as Syndication Agent and Lender

                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------


                          FOOTHILL CAPITAL CORPORATION
                          as Documentation Agent and Lender

                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------




First Amendment to Loan & Security Agreement

                        CONSENT, RATIFICATION AND RELEASE

         The undersigned each hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of that certain Guaranty Agreement dated November 22, 1999 executed by the undersigned for the benefit of Agent and the other Lenders (the "Guaranty Agreement"), and acknowledges that the Guaranty Agreement is in full force and effect and ratifies the same, that the undersigned each has no defense, counterclaim, set-off or any other claim to diminish the undersigned's liability under such document, that the undersigned's consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Agreements. THE UNDERSIGNED EACH HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

GUARANTORS:                                         UTICO, INC.
----------

UTICO HARD ROCK BORING, INC.
NORTON DRILLING COMPANY                             By:_________________________
         MEXICO, INC.                               Kenneth J. Kubacki
INTERNATIONAL PETROLEUM                             Vice President and Treasurer
          SERVICES COMPANY

                                                    UTI ENERGY CORP.
By:_____________________________________
John E. Vollmer III, Vice President
signing as such on behalf of each of the            By:_________________________
foregoing Obligors                                  John E. Vollmer III
                                                    Senior Vice President




First Amendment to Loan & Security Agreement

                                    EXHIBIT A
                         REVOLVING LOAN PROMISSORY NOTE


                                   May 2, 2000


$65,000,000


FOR VALUE RECEIVED, the undersigned Companies (each a "COMPANY" and, collectively, the "COMPANIES"), promise, jointly and severally, to pay to the order of THE CIT GROUP/BUSINESS CREDIT, INC. (herein "CITBC"), as Agent for the Lenders under a certain Loan and Security Agreement dated November 22, 1999 between CITBC as Agent and Lender, other Lenders parties thereto and each Company, as amended from time to time (herein the "AGREEMENT") at its office located at 1211 Avenue of the Americas, New York, New York 10036, or such other address as may be designated by the Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of Sixty Five Million and No/100 Dollars ($65,000,000), or such other principal amount advanced pursuant to Section 3, Paragraph 1 or Section 4 of the Agreement. The balance of such Revolving Loan will fluctuate as a result of the daily application of the proceeds of collections of the Accounts and the making of additional Revolving Loans as described in said Section 3 or Section 4 of the Agreement. The Revolving Loans may be borrowed, repaid and reborrowed by any Company, subject to the terms of the Agreement. A final payment in an amount equal to the outstanding aggregate balance of principal and interest remaining unpaid, if any, under this Revolving Loan Promissory Notes as shown on the books and records of the Agent shall be due and payable upon any termination of the Agreement.

All capitalized terms used herein shall have the meaning provided therefor in this Agreement, unless otherwise defined herein.

The Companies further promise, jointly and severally, to pay interest at such office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in Section 8, Paragraph 1 of the Agreement.

If any payment on this Revolving Loan Promissory Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

This Revolving Loan Promissory Note is a Revolving Loan Promissory Note referred to in the Agreement, and is subject to, and entitled to, all provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein.




First Amendment to Loan & Security Agreement

The date and amount of the advance(s) made hereunder may be recorded on the schedule which is attached hereto and hereby made part of this Note or the separate ledgers maintained by the Agent, provided that any failure to record any such information on such schedule shall not in any manner affect the obligation of any Company to make payments of principal and interest in accordance with the terms of this Revolving Loan Promissory Note. The aggregate unpaid principal amount of all advances made pursuant hereto may be set forth in the balance column on said schedule or such ledgers maintained by the Agent. All such advances, whether or not so recorded, shall be due as part of this Revolving Loan Promissory Note.

Each Company confirms that any amount received by or paid to the Agent in connection with this Agreement and/or any balances standing to its credit on any of its accounts on the Agent's books under this Agreement may in accordance with the terms of this Agreement be applied in reduction of this Revolving Loan Promissory Note, but no balance or amounts shall be deemed to effect payment in whole or in part of this Revolving Loan Promissory Note unless the Agent shall have actually charged such account or accounts for the purposes of such reduction or payment of this Revolving Loan Promissory Note.

Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Agreement or upon termination of this Agreement, all amounts then remaining unpaid on this Revolving Loan Promissory Note may become, or be declared to be, immediately due and payable as provided in the Agreement.

Each Company and the Guarantors, sureties and endorses jointly and severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration, protest and diligence in collecting this Revolving Loan Promissory Note.

This Revolving Loan Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York and the applicable federal laws of the United States.




First Amendment to Loan & Security Agreement

This Revolving Loan Promissory Note is given in amendment, replacement and substitution, but not extinguishment, of all amounts unpaid under that certain Revolving Loan Promissory Note dated November 22, 1999 payable by the Companies to the order of CTIBC as Agent for the Lenders in the stated principal amount of $65,000,000.00.

                                   COMPANIES:

                                   UTI DRILLING, L.P.

                                   By:  UTICO HARD ROCK BORING, INC.,
                                        As Sole General Partner

                                        By:
                                           -------------------------------------
                                            John E. Vollmer III, Vice President

                                   SUITS DRILLING COMPANY

                                   By:
                                      ------------------------------------------
                                       John E. Vollmer III, Vice President

                                   UNIVERSAL WELL SERVICES, INC.

                                   By:
                                      ------------------------------------------
                                       John E. Vollmer III, Vice President

                                   UTI MANAGEMENT SERVICES, L.P.

                                   By: UTICO HARD ROCK BORING,
                                       As Sole General Partner

                                       By:
                                          --------------------------------------
                                           John E. Vollmer III, Vice President

                                   NORTON DRILLING, L.P., as successor in
                                   interest (by conversion) to Norton Drilling
                                   Company

                                   By: Norton GP, L.L.C., as sole General
                                       Partner

                                       By: Norton Drilling Services, Inc., its
                                           sole member

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



First Amendment to Loan & Security Agreement


                                SCHEDULE TO GRID
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




First Amendment to Loan & Security Agreement